SUPPLEMENT TO:
CALVERT MANAGEMENT SERIES
Calvert Unconstrained Bond Fund
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2015, as revised October 20, 2015
Date of Supplement: November 12, 2015
Portfolio Management
Catherine P. Roy will no longer serve as a portfolio manager for Calvert Unconstrained Bond Fund.
The statement of additional information is therefore revised as follows:
Delete all references and related information to Ms. Roy from the section “Portfolio Manager Disclosure.”